UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

CCFNB BANCORP, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Important Notice of Availability of Proxy Materials for the Stockholder’s Meeting of
CCFNB BANCORP, INC.
To Be Held On:

May 10, 2011 at 10:00 A.M.

First Columbia Bank & Trust Co.

Operations Center

992 Central Road, Bloomsburg, Pennsylvania

COMPANY NUMBER
ACCOUNT NUMBER
CONTROL NUMBER

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.
The Notice of Annual Meeting, Proxy Statement, Proxy Card and Annual Report on Form 10-K are available at http://www.amstock.com/ProxyServices/ViewMaterial.asp?CoNumber=07477
Please make your request for a copy as instructed below on or before May 3, 2011 to facilitate timely delivery. There is no charge to you for requesting a copy.

TO REQUEST MATERIAL:	TELEPHONE: 888-Proxy-NA (888-776-9962); 718-921-8562 (for international callers) E-MAIL: info@amstock.com WEBSITE: http://www.amstock.com/proxyservices/requestmaterials.asp

TO VOTE:	ONLINE: To access your online proxy card, please visit www.voteproxy.com and follow the on-screen instructions. You may enter your voting instructions at www.voteproxy.com up until 11:59 PM Eastern Time the day before the cut-off or meeting date.

IN PERSON: You may vote your shares in person by attending the Annual Meeting.

TELEPHONE: To vote by telephone, please visit https://secure.amstock.com/voteproxy/login2.asp to view the materials and to obtain the toll free number to call.

MAIL: You may request a proxy card by following the instructions above.

1.	ELECTION OF CLASS 1 DIRECTORS TO SERVE FOR A THREE-YEAR TERM:		2.	Amend Article 4 of the Corporation’s Amended and Restated Articles of Incorporation to increase the number of authorized shares of the Corporation’s common stock from 5,000,000 to 15,000,000.
	NOMINEES:	Robert M. Brewington, Jr. William F. Gittler, Jr. Willard H. Kile, Jr. Steven H. Shannon
			3.
Ratification of the appointment of J. H. Williams & Co., LLP, Certified Public Accountants, of Kingston, Pennsylvania, as the independent registered public accounting firm for the Corporation for the year ending December 31, 2011.

The Board of Directors recommends a vote FOR the election of each of the named nominees.
The Board of Directors recommends a vote FOR these proposals.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the annual meeting and any adjournment or postponement thereof.

Please note that you cannot use this notice to vote by mail.